                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)       April 29, 2008
                                                --------------------------------

                           MACC PRIVATE EQUITIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

DELAWARE                           0-24412                 42-1421406
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(State or Other Jurisdiction     (Commission             (IRS Employer
      of Incorporation)          File Number)          Identification No.)

101 Second Street SE, Suite 800, Cedar Rapids, Iowa        52401
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  (Address of Principal Executive Offices)               (Zip Code)

                                 (319) 363-8249
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
| | Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     Investment Advisory Agreement

     Following shareholder approval at the 2008 Annual Shareholders Meeting (the
"Annual  Meeting"),  on April 29, 2008,  MACC  Private  Equities  Inc.  ("MACC")
entered into an Investment  Advisory  Agreement  (the "New Advisory  Agreement")
with Eudaimonia Asset  Management,  LLC ("EAM") pursuant to which EAM will serve as investment adviser to MACC.

     Under the New Advisory Agreement,  MACC will pay EAM a management fee equal to 2.0% per annum of Assets  Under  Management  (as defined in the New  Advisory
Agreement) attributable to each of (i) the assets of MACC in existence as of the effective  date  of the  New  Advisory  Agreement  (the  "Existing  Portfolio"),
including those previously held by MorAmerica Capital Corporation ("MorAmerica")
prior to the merger of MorAmerica  with and into MACC, as described  below under
Item  8.01,  and (ii)  all new  portfolio  investments  made by MACC  after  the effectiveness of the New Advisory Agreement (the "New Portfolio").  In addition, the New Advisory  Agreement  provides that MACC will pay EAM an incentive fee in an  amount  equal to 20.0%  of the Net  Capital  Gains  (as  defined  in the New
Advisory  Agreement),  before taxes,  attributable  to the New Portfolio  (which would  include any follow-on  investments  made to the Existing  Portfolio)  and
13.4% of the net capital  gains,  before  taxes,  attributable  to the  Existing
Portfolio.

     The  New  Advisory  Agreement  has a  term  of  two  years,  unless  sooner terminated as described below. After the initial two-year term, the New Advisory
Agreement will continue in effect so long as such  continuance  is  specifically approved at least  annually by MACC's  Board of Directors  (the  "Board") or the
vote of a majority of MACC's  shareholders.  The New Advisory  Agreement  may be terminated  by MACC at any time,  without  payment of any  penalty,  on 60 days'
written notice to EAM. EAM may also  terminate the New Advisory  Agreement on 60 days' written notice to MACC provided that another investment advisory agreement with a suitable investment adviser has been approved by MACC's shareholders.

     A copy of the New  Investment  Advisory  Agreement has been filed with this
Current  Report  on Form 8-K as  Exhibit  10.1  and is  incorporated  herein  by reference.

     Investment Subadvisory Agreement

     Also following  shareholder  approval at the Annual  Meeting,  on April 29,
2008, MACC entered into an Investment  Subadvisory  Agreement (the  "Subadvisory
Agreement") with InvestAmerica  Investment Advisors, Inc.  ("InvestAmerica") and
EAM pursuant to which InvestAmerica,  which has served as investment adviser and sub-advisor  to MACC  MorAmerica  since 1995,  has been  retained to monitor and manage the Existing  Portfolio,  including exits,  preparation of valuations and other portfolio management matters.  Under the Subadvisory  Agreement,  EAM will pay  InvestAmerica  management fees and incentive fees based on a portion of the management  fees and  incentive  fees paid to EAM by MACC under the New Advisory
Agreement attributable to the Existing Portfolio. The Subadvisory Agreement will not

result in any additional expense to MACC beyond the expenses associated with the
New Advisory Agreement.

     The Subadvisory Agreement has a term of two years, unless sooner terminated as described below.  After the initial two-year term, the Subadvisory  Agreement will continue in effect so long as such continuance is specifically  approved at least  annually  by EAM and the  Board or by the vote of a  majority  of  MACC's shareholders.  The  Subadvisory  Agreement  may be  terminated  by EAM or  MACC, without payment of any penalty,  on 60 days written notice to  InvestAmerica  if the decision to terminate has been made by EAM or by the Board or by the vote of a  majority  of  MACC's  shareholders.  The  Subadvisory  Agreement  also may be terminated by InvestAmerica at any time,  without payment of any penalty,  on 60 days' written notice to EAM and MACC.

     A copy of the Subadvisory Agreement has been filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

     Omnibus Amendment, Consent and Waiver Agreement

     On April 29, 2008, MACC and MorAmerica,  entered into an Omnibus Amendment,
Consent and Waiver Agreement (the  "Amendment") with Cedar Rapids Bank and Trust
Company  ("CRB&T").  Pursuant to the  Amendment,  MACC,  following the merger of
MorAmerica  with and into MACC,  will succeed to the rights and  obligations  of
MorAmerica as borrower under the Business Loan  Agreement  dated August 30, 2007 between MorAmerica and CRB&T, the Commercial Pledge and Security Agreement dated
August 30, 2007 between MorAmerica and CRB&T, the Commercial  Security Agreement
dated August 30, 2007 between  MorAmerica and CRB&T,  the Promissory Note in the original  principal  amount of $500,000 dated August 30, 2007 made by MorAmerica in favor of CRB&T,  the  Promissory  Note in the  original  principal  amount of
$6,250,000  made by MorAmerica in favor of CRB&T and the  Safekeeping  Agreement dated  September 1, 2007 among MACC,  MorAmerica  and CRB&T  (collectively,  the
"Operative  Documents").  The Amendment  also  clarifies  that CRB&T's  security interest  in, and custody of,  MACC's  assets under the  Operative  Documents is limited to those assets of MACC (including  those  previously held by MorAmerica prior its merger with and into MACC, as further described below under Item 8.01)
in existence as of April 29, 2008 and with respect to which  InvestAmerica  will provide subadvisory services under the Subadvisory Agreement.

     A copy of the Amendment has been filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference. Copies of the Operative
Documents  have been filed with this Current Report on Form 8-K as Exhibits 10.4 through 10.9 and are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

     In connection with the New Advisory  Agreement and  Subadvisory  Agreement,
pursuant to a Termination and Waiver  Agreement dated April 29, 2008 among MACC,
MorAmerica  and  InvestAmerica  (the  "Termination  Agreement"),  the  following agreements  were  terminated as of

that date: the MACC Private Equities,  Inc.  Investment Advisory Agreement dated as of  July  21,  2005  between  MACC  and  InvestAmerica  (the  "MACC  Advisory
Agreement") and the MorAmerica Capital Investment Advisory Agreement dated as of
July 21, 2005 between  MorAmerica and  InvestAmerica  (the "MorAmerica  Advisory
Agreement" and, together with the MACC Advisory Agreement,  the "Former Advisory
Agreements").

     Pursuant to the Termination  Agreement,  MACC, MorAmerica and InvestAmerica
agreed to waive any notice provisions under the Former Advisory Agreements,  and
neither  MACC  nor  MorAmerica   incurred  any  penalties   resulting  from  the
termination of the Former Advisory Agreements.

     A copy of the Termination Agreement has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated  herein by reference.  Copies of the Former Advisory  Agreements have been filed with this Current Report on Form
8-K as Exhibits 99.2 and 99.3 and are incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial  Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant.

     The  information  set forth in Item 1.01 above relating to the Amendment is incorporated herein by reference.

Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Consistent  with the New Advisory  Agreement,  on April 29, 2008, the Board
appointed Mr. Travis Prentice as President and CEO of MACC. Mr.  Prentice,  aged
32, currently serves as President and Chief Investment Officer of EAM, a firm he co-founded  in 2007. In addition,  he serves as portfolio  manager for the EAM's
Micro Cap Growth  and Ultra  Micro Cap Growth  investment  strategies.  Prior to founding  EAM, Mr.  Prentice  was a Partner,  Managing  Director  and  Portfolio
Manager with  Nicholas-Applegate  Capital Management where he had lead portfolio management  responsibilities  for their  Micro and  Ultra  Micro Cap  investment strategies  and a senior role in the firm's US  Micro/Emerging  Growth team.  He brings ten years of institutional  investment experience from Nicholas Applegate
where  he   originally   joined  in  1997.   He  holds  a  Masters  in  Business
Administration  from  San  Diego  State  University  and a  Bachelor  of Arts in
Economics and a Bachelor of Arts in Psychology from the University of Arizona.

     Consistent  with the New Advisory  Agreement,  on April 29, 2008, the Board
appointed Mr. Derek  Gaertner as Chief  Financial  Officer and Chief  Compliance
Officer of MACC. Mr.  Gaertner,  aged 36, currently serves as Vice President and
Chief  Operating/  Compliance  Officer of EAM. Prior to joining EAM in 2007, Mr.
Gaertner was the Chief Financial Officer of Torrey Pines Capital  Management,  a
global  long/short  equity hedge fund located in San Diego,  California.  He was also responsible for overseeing the firm's regulatory  compliance and operations functions.  Prior to  joining  Torrey  Pines  Capital  Management  in 2004,  Mr.
Gaertner was a Tax Manager with  PricewaterhouseCoopers LLP. He has over 8 years of public

accounting  experience in both the audit and tax departments.  Mr. Gaertner is a
Certified  Public  Accountant and has a Bachelors of Science in Accounting  from the  University of Southern  California  and Masters of Science in Taxation from
Golden Gate University, San Francisco.

     Consistent  with the New  Advisory  Agreement,  on April 29, 2008 the Board
appointed Mr.  Montie L.  Weisenberger  as Treasurer and Secretary of MACC.  Mr.
Weisenberger,  aged 40,  currently  serves  Senior Vice  President and Portfolio
Manager of EAM, a firm he  co-founded  in 2007.  Mr.  Weisenberger  has  primary portfolio management responsibilities for the firm's Small Cap Growth investment strategy.  Prior to founding EAM, Mr.  Weisenberger  was a Senior Vice President and Portfolio Manager at Nicholas Applegate Capital Management where he had lead portfolio management  responsibilities  for the firm's Traditional  Small-to-Mid
Cap Growth  strategy  and was a senior  member of the firm's US Micro / Emerging
Growth team since 2001. Prior to joining Nicholas Applegate Capital  Management,
Mr. Weisenberger was a research analyst at Adams, Harkness & Hill, now Cannacord
Adams,  an  emerging  growth   investment  bank  located  in  Boston,   MA.  Mr.
Weisenberger  also  spent  more  than  five  years as a  finance  and  strategic
management  consultant,   most  recently  as  a  manager  with  KPMG,  LLP.  Mr.
Weisenberger brings more than twelve years of combined investment management and
financial   analysis   experience  to  EAM.  He  holds  a  Masters  in  Business
Administration  and a  Masters  in  Health  Administration  from  Georgia  State
University  and a  Bachelor  of Arts in  Business  Administration  from  Flagler
College.

     These  officers were  appointed to replace the following  prior officers of
MACC, all of whom resigned their  positions  effective as of April 29, 2008: Mr.
David R.  Schroder as  President  and  Secretary;  Mr.  Robert A. Comey as Chief
Financial Officer, Executive Vice President, Chief Compliance Officer, Treasurer
and Assistant Secretary;  Kevin F. Mullane as Senior Vice President; and Michael
H. Reynoldson as Vice President.

Item 8.01 Other Events.

     The  Registrant  issued a press  release on May 1, 2008  regarding its 2008
Annual Shareholders Meeting.

     A copy of the press release has been filed with this Current Report on Form
8-K as Exhibit 99.4, and is incorporated herein by reference.

     Pursuant  to an  Agreement  and Plan of Merger  dated as of April 29,  2008 between MACC and MorAmerica  (the "Plan of Merger"),  MorAmerica has been merged with and into MACC,  effective as of April 30, 2008.  As a result of the merger,
MACC will now directly  hold the  portfolio of  investments  previously  held by
MorAmerica. A copy of the Plan of Merger has been filed with this Current Report on Form 8-K as Exhibit 99.5 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits

     10.1      Investment  Advisory Agreement dated as of April 29, 2008 between
               MACC Private Equities, Inc. and Eudaimonia Asset Management, LLC

     10.2      Investment Subadvisory Agreement dated as of April 29, 2008 among
               MACC Private Equities, Inc., Eudaimonia Asset Management, LLC and
               InvestAmerica Investment Advisers, Inc.

     10.3      Omnibus  Amendment  Consent and Waiver dated as of April 29, 2008 among the Registrant,  MorAmerica  Capital  Corporation and Cedar
               Rapids Bank and Trust.

     10.4(1)   Business Loan Agreement dated August 30, 2007 between  MorAmerica
               Capital Corporation and Cedar Rapids Bank and Trust Company.

     10.5(1)   Commercial  Pledge and Security  Agreement  dated August 30, 2007 between MorAmerica Capital  Corporation and Cedar Rapids Bank and
               Trust Company.

     10.6(1)   Commercial  Security  Agreement  dated  August 30,  2007  between
               MorAmerica  Capital  Corporation  and Cedar Rapids Bank and Trust
               Company.

     10.7(1)   Promissory  Note in the amount of $500,000  dated August 30, 2007 made by MorAmerica  Capital  Corporation in favor of Cedar Rapids
               Bank and Trust Company.

     10.8(1)   Promissory Note in the amount of $6,250,000 dated August 30, 2007 made by MorAmerica  Capital  Corporation in favor of Cedar Rapids
               Bank and Trust Company.

     10.9(1)   Safekeeping  Agreement  dated  September  1,  2007  between  MACC
               Private Equities Inc.,  MorAmerica Capital  Corporation and Cedar
               Rapids Bank and Trust Company.

     99.1      Termination and Waiver Agreement dated as of April 29, 2008 among
               MACC Private Equities,  Inc.,  MorAmerica Capital Corporation and
               InvestAmerica Investment Advisors, Inc.

     99.2(2)   Investment  Advisory Agreement between MACC Private Equities Inc.
               and InvestAmerica Investment Advisors, Inc. dated July 21, 2005.

     99.3(2)   Investment   Advisory   Agreement  between   MorAmerica   Capital
               Corporation and  InvestAmerica  Investment  Advisors,  Inc. dated
               July 21, 2005.

     99.4      Press Release dated April 30, 2008.

     99.5      Agreement  and Plan of Merger  dated as of April 29, 2008 between
               MACC Private Equities Inc. and MorAmerica Capital Corporation.

     (1)       Incorporated by reference to the  Registrant's  Current Report on
               Form 8-K as filed with the SEC on September 6, 2007.

     (2)       Incorporated by reference to the Corporation's  Current Report on
               Form 8-K as filed with the SEC on July 21, 2005.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  May 1, 2008

                                       MACC PRIVATE EQUITIES INC.

                                       By:  /s/ Derek Gaertner
                                           -------------------------------------
                                       Name:    Derek Gaertner
                                            ------------------------------------
                                       Title:   Chief Financial Officer
                                             -----------------------------------

                                  Exhibit Index

  Exhibit
   Number     Description
   ------     -----------

    10.1      Investment  Advisory Agreement dated as of April 29, 2008 between
              MACC Private Equities, Inc. and Eudaimonia Asset Management, LLC

    10.2      Investment Subadvisory Agreement dated as of April 29, 2008 among
              MACC Private Equities, Inc., Eudaimonia Asset Management, LLC and
              InvestAmerica Investment Advisers, Inc.

    10.3      Omnibus  Amendment  Consent and Waiver dated as of April 29, 2008 among the Registrant,  MorAmerica  Capital  Corporation and Cedar
              Rapids Bank and Trust.

    10.4(1)   Business Loan Agreement dated August 30, 2007 between  MorAmerica
              Capital Corporation and Cedar Rapids Bank and Trust Company.

    10.5(1)   Commercial  Pledge and Security  Agreement  dated August 30, 2007 between MorAmerica Capital  Corporation and Cedar Rapids Bank and
              Trust Company.

    10.6(1)   Commercial  Security  Agreement  dated  August 30,  2007  between
              MorAmerica  Capital  Corporation  and Cedar Rapids Bank and Trust
              Company.

    10.7(1)   Promissory  Note in the amount of $500,000  dated August 30, 2007 made by MorAmerica  Capital  Corporation in favor of Cedar Rapids
              Bank and Trust Company.

    10.8(1)   Promissory Note in the amount of $6,250,000 dated August 30, 2007 made by MorAmerica  Capital  Corporation in favor of Cedar Rapids
              Bank and Trust Company.

    10.9(1)   Safekeeping  Agreement  dated  September  1,  2007  between  MACC
              Private Equities Inc.,  MorAmerica Capital  Corporation and Cedar
              Rapids Bank and Trust Company.

    99.1      Termination and Waiver Agreement dated as of April 29, 2008 among
              MACC Private Equities,  Inc.,  MorAmerica Capital Corporation and
              InvestAmerica Investment Advisors, Inc.

    99.2(2)   Investment  Advisory Agreement between MACC Private Equities Inc.
              and InvestAmerica Investment Advisors, Inc. dated July 21, 2005.

    99.3(2)   Investment   Advisory   Agreement  between   MorAmerica   Capital
              Corporation and  InvestAmerica  Investment  Advisors,  Inc. dated
              July 21, 2005.

    99.4      Press Release dated April 30, 2008.

    99.5      Agreement  and Plan of Merger  dated as of April 29, 2008 between
              MACC Private Equities Inc. and MorAmerica Capital Corporation.

    (1)       Incorporated by reference to the  Registrant's  Current Report on
              Form 8-K as filed with the SEC on September 6, 2007.

    (2)       Incorporated by reference to the Corporation's  Current Report on
              Form 8-K as filed with the SEC on July 21, 2005.